Exhibit 99.2

Financial Supplement
Third Quarter 2018
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
3rd Quarter 2018

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income tax is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of stockholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
Financial Supplement
2018 Notes

Effective January 1, 2018, the Company adopted Accounting Standard Update (“ASU”) 2016-01 - Recognition and Measurement of Financial Assets and Financial Liabilities. Under the new guidance, all of the Company’s equity securities with readily determinable fair values are measured at fair value with changes in fair value recognized in net income. Previous to the adoption, the Company recognized changes in the fair value of its equity securities in other comprehensive income. The changes to disclosure related to the adoption are reflected in the Consolidated Balance Sheets on page 6 and in the Investments section of this quarterly financial supplement beginning on page 30.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except in force & per share data)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017		2018	2017	Change
Net premiums	$2,562,042	$2,594,460	$2,582,551	$2,505,186	$2,489,797	$72,245	$7,739,053	$7,335,944	$403,109
Net income	301,199	204,374	100,230	1,216,888	227,591	73,608	605,803	605,293	510
Adjusted operating income	259,417	202,054	105,746	170,899	226,048	33,369	567,217	541,787	25,430
Return on equity - annualized	14.0%	9.3%	4.3%	55.1%	11.3%	2.7%
Return on equity - trailing 12 months	20.8%	20.2%	21.1%	22.7%	10.3%	10.5%
Adjusted operating return on equity (ex AOCI):
Annualized	13.5%	10.7%	5.6%	9.8%	14.2%	(0.7)%
Trailing 12 months	10.0%	9.9%	10.3%	11.0%	11.6%	(1.6)%
Total assets	$62,972,642	$59,766,497	$60,954,823	$60,514,818	$58,694,031	$4,278,611
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,609.8	$1,608.7	$1,606.5	$1,609.8	$1,610.0	$(0.2)
U.S. and Latin America Financial Solutions	2.1	2.1	2.1	2.1	2.1	—
Canada Traditional	400.4	391.9	396.8	393.9	385.1	15.3
Europe, Middle East and Africa Traditional	706.5	743.3	772.5	739.0	719.3	(12.8)
Asia Pacific Traditional	588.1	594.3	605.7	552.3	581.0	7.1
Asia Pacific Financial Solutions	0.3	0.3	0.2	0.2	0.4	(0.1)
Total assumed life reinsurance in force	$3,307.2	$3,340.6	$3,383.8	$3,297.3	$3,297.9	$9.3
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$27.6	$29.3	$23.3	$24.3	$24.8	$2.8	$80.2	$75.1	$5.1
Canada Traditional	7.7	7.7	18.3	9.1	7.7	—	33.7	26.5	7.2
Europe, Middle East and Africa Traditional	48.2	45.4	38.0	45.0	41.0	7.2	131.6	136.5	(4.9)
Asia Pacific Traditional	12.2	17.3	17.1	12.2	17.2	(5.0)	46.6	66.7	(20.1)
Total assumed new business production	$95.7	$99.7	$96.7	$90.6	$90.7	$5.0	$292.1	$304.8	$(12.7)
Per Share and Shares Data
Basic earnings per share
Net income	$4.76	$3.19	$1.55	$18.89	$3.53	$1.23	$9.47	$9.39	$0.08
Adjusted operating income	$4.10	$3.15	$1.64	$2.65	$3.51	$0.59	$8.87	$8.41	$0.46
Diluted earnings per share
Net income	$4.68	$3.13	$1.52	$18.49	$3.47	$1.21	$9.30	$9.23	$0.07
Adjusted operating income	$4.03	$3.10	$1.61	$2.60	$3.44	$0.59	$8.71	$8.26	$0.45

Wgt. average common shares outstanding
Basic	63,279	64,071	64,490	64,414	64,488	(1,209)	63,941	64,430	(489)
Diluted	64,296	65,250	65,872	65,806	65,653	(1,357)	65,130	65,604	(474)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	16,187	15,466	14,625	14,686	14,770	1,417	16,187	14,770	1,417
Common shares outstanding	62,951	63,672	64,513	64,452	64,368	(1,417)	62,951	64,368	(1,417)

Book value per share	$136.29	$135.09	$139.64	$148.48	$125.79	$10.50
Per share effect of AOCI	$12.92	$15.78	$22.15	$32.02	$25.25	$(12.33)
Book value per share, excluding AOCI	$123.37	$119.31	$117.49	$116.46	$100.54	$22.83

Stockholders’ dividends paid	$38,071.2	$32,128.8	$32,241.1	$32,205.0	$32,270.7	$5,800.5	$102,441.1	$85,085.5	$17,355.6

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) (USD in thousands)

	Three Months Ended					Current Qtr	Year-to Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$2,562,042	$2,594,460	$2,582,551	$2,505,186	$2,489,797	$72,245	$7,739,053	$7,335,944	$403,109
Investment income, net of related expenses	572,742	528,061	516,329	564,831	556,918	15,824	1,617,132	1,589,820	27,312
Investment related gains (losses), net
OTTI on fixed maturity securities	(10,705)	(3,350)	—	(21,659)	(390)	(10,315)	(14,055)	(20,980)	6,925
Other investment related gains (losses), net	(9,312)	(7,222)	(470)	50,068	23,043	(32,355)	(17,004)	160,451	(177,455)
Total investment related gains (losses), net	(20,017)	(10,572)	(470)	28,409	22,653	(42,670)	(31,059)	139,471	(170,530)
Other revenue	112,764	83,959	75,297	134,017	75,942	36,822	272,020	218,091	53,929
Total revenues	3,227,531	3,195,908	3,173,707	3,232,443	3,145,310	82,221	9,597,146	9,283,326	313,820
Benefits and expenses:
Claims and other policy benefits	2,209,920	2,279,593	2,362,101	2,147,729	2,100,680	109,240	6,851,614	6,371,188	480,426
Interest credited	143,292	109,327	80,449	152,972	126,099	17,193	333,068	349,068	(16,000)
Policy acquisition costs and other insurance expenses	310,639	320,276	356,902	402,001	365,424	(54,785)	987,817	1,064,645	(76,828)
Other operating expenses	200,262	194,959	191,274	229,411	168,417	31,845	586,495	481,279	105,216
Interest expense	33,290	37,025	37,454	37,435	36,836	(3,546)	107,769	108,590	(821)
Collateral finance and securitization expense	7,467	7,440	7,602	7,401	7,692	(225)	22,509	21,235	1,274
Total benefits and expenses	2,904,870	2,948,620	3,035,782	2,976,949	2,805,148	99,722	8,889,272	8,396,005	493,267
Income before income taxes	322,661	247,288	137,925	255,494	340,162	(17,501)	707,874	887,321	(179,447)
Provision for income taxes	21,462	42,914	37,695	(961,394)	112,571	(91,109)	102,071	282,028	(179,957)
Net income	$301,199	$204,374	$100,230	$1,216,888	$227,591	$73,608	$605,803	$605,293	$510
Pre-tax adjusted operating income reconciliation:
Income before income tax	$322,661	$247,288	$137,925	$255,494	$340,162	$(17,501)	$707,874	$887,321	$(179,447)
Investment and derivative (gains) losses (1)	52,455	37,221	31,643	27,908	(3,113)	55,568	121,319	(7,939)	129,258
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	2,081	(8,805)	(13,611)	(37,870)	(23,044)	25,125	(20,335)	(106,854)	86,519
GMXB embedded derivatives (1)	(32,133)	(15,324)	(14,785)	(15,648)	6,205	(38,338)	(62,242)	(16,518)	(45,724)
Funds withheld (gains) losses - investment income	614	(13,100)	10,292	(3,133)	(7,443)	8,057	(2,194)	(12,360)	10,166
EIA embedded derivatives - interest credited	(1,602)	565	(28,563)	(3,595)	(1,367)	(235)	(29,600)	(36,665)	7,065
DAC offset, net	(110)	1,755	21,324	22,230	26,845	(26,955)	22,969	86,050	(63,081)
Investment (income) loss on unit-linked variable annuities	(2,402)	(4,127)	2,652	(4,781)	(2,475)	73	(3,877)	(6,297)	2,420
Interest credited on unit-linked variable annuities	2,402	4,127	(2,652)	4,781	2,475	(73)	3,877	6,297	(2,420)
Non-investment derivatives	(553)	477	76	41	(102)	(451)	—	62	(62)
Adjusted operating income before income taxes	$343,413	$250,077	$144,301	$245,427	$338,143	$5,270	$737,791	$793,097	$(55,306)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) - continued (USD in thousands)

	Three Months Ended					Current Qtr	Year-to Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
After-tax adjusted operating income reconciliation:
Net income	$301,199	$204,374	$100,230	$1,216,888	$227,591	$73,608	$605,803	$605,293	$510
Investment and derivative (gains) losses (1)	41,548	29,195	24,702	17,806	(2,255)	43,803	95,445	(7,421)	102,866
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	1,644	(6,956)	(10,753)	(24,616)	(14,978)	16,622	(16,065)	(69,455)	53,390
GMXB embedded derivatives (1)	(25,385)	(12,106)	(11,680)	(10,171)	4,033	(29,418)	(49,171)	(10,737)	(38,434)
Funds withheld (gains) losses - investment income	485	(10,349)	8,131	(2,036)	(4,838)	5,323	(1,733)	(8,034)	6,301
EIA embedded derivatives - interest credited	(1,266)	447	(22,565)	(2,337)	(888)	(378)	(23,384)	(23,832)	448
DAC offset, net	(86)	1,386	16,846	14,449	17,450	(17,536)	18,146	55,933	(37,787)
Investment (income) loss on unit-linked variable annuities	(1,898)	(3,260)	2,095	(3,108)	(1,609)	(289)	(3,063)	(4,093)	1,030
Interest credited on unit-linked variable annuities	1,898	3,260	(2,095)	3,108	1,609	289	3,063	4,093	(1,030)
Non-investment derivatives	(437)	377	60	27	(67)	(370)	—	40	(40)
Statutory tax rate changes and subsequent effects	(58,285)	(4,314)	775	(1,039,111)	—	(58,285)	(61,824)	—	(61,824)
Adjusted operating income	$259,417	$202,054	$105,746	$170,899	$226,048	$33,369	$567,217	$541,787	$25,430

Wgt. average common shares outstanding (diluted)	64,296	65,250	65,872	65,806	65,653	(1,357)	65,130	65,604	(474)

Diluted earnings per share - adjusted operating income	$4.03	$3.10	$1.61	$2.60	$3.44	$0.59	$8.71	$8.26	$0.45

Foreign currency effect on (2):
Net premiums	$(33,440)	$40,891	$79,348	$43,226	$18,343	$(51,783)	$86,799	$(17,294)	$104,093
Adjusted operating income (loss) before income taxes	$(1,293)	$5,422	$8,325	$5,988	$1,970	$(3,263)	$12,454	$(6,353)	$18,807

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2018	2018	2018	2017	2017
Assets
Fixed maturity securities, available-for-sale	$39,005,212	$36,784,954	$37,945,260	$38,150,820	$36,381,742
Equity securities (1)	101,069	108,070	103,983	100,152	112,931
Mortgage loans on real estate	4,779,074	4,558,669	4,437,994	4,400,533	4,322,329
Policy loans	1,320,050	1,339,252	1,346,930	1,357,624	1,340,146
Funds withheld at interest	5,976,301	5,981,092	6,005,892	6,083,388	6,020,336
Short-term investments	229,928	123,028	130,430	93,304	80,582
Other invested assets (1)	1,706,979	1,605,562	1,512,147	1,505,332	1,419,592
Total investments	53,118,613	50,500,627	51,482,636	51,691,153	49,677,658
Cash and cash equivalents	1,730,489	1,397,679	1,510,407	1,303,524	1,204,590
Accrued investment income	455,296	400,160	408,338	392,721	420,111
Premiums receivable and other reinsurance balances	2,779,556	2,617,382	2,620,515	2,338,481	2,411,777
Reinsurance ceded receivables	769,324	789,429	810,554	782,027	779,118
Deferred policy acquisition costs	3,211,145	3,205,667	3,245,851	3,239,824	3,315,237
Other assets	908,219	855,553	876,522	767,088	885,540
Total assets	$62,972,642	$59,766,497	$60,954,823	$60,514,818	$58,694,031

Liabilities and stockholders’ equity
Future policy benefits	$25,139,148	$22,286,622	$22,645,243	$22,363,241	$21,084,562
Interest-sensitive contract liabilities	16,751,379	16,513,668	16,661,602	16,227,642	16,370,090
Other policy claims and benefits	5,424,347	5,334,210	5,361,149	4,992,074	4,899,367
Other reinsurance balances	482,235	412,846	483,708	488,739	415,692
Deferred income taxes	1,883,848	2,009,514	2,085,631	2,198,309	3,180,545
Other liabilities	1,213,595	1,094,826	1,167,596	1,102,975	1,061,352
Long-term debt	2,787,975	2,788,111	2,788,240	2,788,365	2,788,480
Collateral finance and securitization notes	710,792	724,998	753,393	783,938	796,825
Total liabilities	54,393,319	51,164,795	51,946,562	50,945,283	50,596,913

Stockholders’ equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,899,144	1,887,336	1,880,352	1,870,906	1,865,699
Retained earnings	7,215,526	6,952,170	6,797,545	6,736,265	5,712,590
Treasury stock	(1,348,943)	(1,243,566)	(1,098,823)	(1,102,058)	(1,107,719)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(119,298)	(142,187)	(87,510)	(86,350)	(104,456)
Unrealized appreciation of securities, net of income taxes	982,352	1,198,338	1,567,057	2,200,661	1,770,903
Pension and postretirement benefits, net of income taxes	(50,249)	(51,180)	(51,151)	(50,680)	(40,690)
Total stockholders’ equity	8,579,323	8,601,702	9,008,261	9,569,535	8,097,118
Total liabilities and stockholders’ equity	$62,972,642	$59,766,497	$60,954,823	$60,514,818	$58,694,031

Total stockholders’ equity, excluding AOCI	$7,766,518	$7,596,731	$7,579,865	$7,505,904	$6,471,361

See appendix for reconciliation of total stockholders’ equity before and after impact of AOCI.

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the “2018 Notes” section on page 2.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$1,360,076	$1,373,548	$1,299,422	$1,389,479	$1,327,181	$32,895	$4,033,046	$3,966,842	$66,204
Investment income, net of related expenses	181,396	180,478	183,060	173,461	191,904	(10,508)	544,934	554,612	(9,678)
Investment related gains (losses), net	(33)	3,725	1,683	(1,414)	(1,503)	1,470	5,375	(192)	5,567
Other revenue	6,351	6,396	5,529	6,061	3,801	2,550	18,276	11,322	6,954
Total revenues	1,547,790	1,564,147	1,489,694	1,567,587	1,521,383	26,407	4,601,631	4,532,584	69,047

Benefits and expenses:
Claims and other policy benefits	1,191,489	1,255,007	1,254,961	1,221,236	1,118,401	73,088	3,701,457	3,538,958	162,499
Interest credited	20,321	20,992	20,280	20,418	20,673	(352)	61,593	61,800	(207)
Policy acquisition costs and other insurance expenses	183,433	182,064	177,640	196,860	189,291	(5,858)	543,137	556,476	(13,339)
Other operating expenses	36,219	34,106	33,921	36,705	32,506	3,713	104,246	94,284	9,962
Total benefits and expenses	1,431,462	1,492,169	1,486,802	1,475,219	1,360,871	70,591	4,410,433	4,251,518	158,915

Income before income taxes	$116,328	$71,978	$2,892	$92,368	$160,512	$(44,184)	$191,198	$281,066	$(89,868)

Loss and expense ratios:
Claims and other policy benefits	87.6%	91.4%	96.6%	87.9%	84.3%	3.3%	91.8%	89.2%	2.6%
Policy acquisition costs and other insurance expenses	13.5%	13.3%	13.7%	14.2%	14.3%	(0.8)%	13.5%	14.0%	(0.5)%
Other operating expenses	2.7%	2.5%	2.6%	2.6%	2.4%	0.3%	2.6%	2.4%	0.2%

Foreign currency effect on (1):
Net premiums	$(995)	$(608)	$944	$386	$582	$(1,577)	$(659)	$(576)	$(83)
Income (loss) before income taxes	$261	$185	$(49)	$(114)	$(106)	$367	$397	$(350)	$747

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$1,360,076	$1,373,548	$1,299,422	$1,389,479	$1,327,181	$32,895	$4,033,046	$3,966,842	$66,204
Investment income, net of related expenses	181,396	180,478	183,060	173,461	191,904	(10,508)	544,934	554,612	(9,678)
Other revenue	6,351	6,396	5,529	6,061	3,801	2,550	18,276	11,322	6,954
Total revenues	1,547,823	1,560,422	1,488,011	1,569,001	1,522,886	24,937	4,596,256	4,532,776	63,480

Benefits and expenses:
Claims and other policy benefits	1,191,489	1,255,007	1,254,961	1,221,236	1,118,401	73,088	3,701,457	3,538,958	162,499
Interest credited	20,321	20,992	20,280	20,418	20,673	(352)	61,593	61,800	(207)
Policy acquisition costs and other insurance expenses	183,433	182,064	177,640	196,860	189,291	(5,858)	543,137	556,476	(13,339)
Other operating expenses	36,219	34,106	33,921	36,705	32,506	3,713	104,246	94,284	9,962
Total benefits and expenses	1,431,462	1,492,169	1,486,802	1,475,219	1,360,871	70,591	4,410,433	4,251,518	158,915

Adjusted operating income before income taxes	$116,361	$68,253	$1,209	$93,782	$162,015	$(45,654)	$185,823	$281,258	$(95,435)

Loss and expense ratios:
Claims and other policy benefits	87.6%	91.4%	96.6%	87.9%	84.3%	3.3%	91.8%	89.2%	2.6%
Policy acquisition costs and other insurance expenses	13.5%	13.3%	13.7%	14.2%	14.3%	(0.8)%	13.5%	14.0%	(0.5)%
Other operating expenses	2.7%	2.5%	2.6%	2.6%	2.4%	0.3%	2.6%	2.4%	0.2%

Foreign currency effect on (1):
Net premiums	$(995)	$(608)	$944	$386	$582	$(1,577)	$(659)	$(576)	$(83)
Adjusted operating income (loss) before income taxes	$261	$185	$(49)	$(114)	$(106)	$367	$397	$(350)	$747

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$6,885	$6,699	$5,192	$5,497	$6,423	$462	$18,776	$18,186	$590
Investment income, net of related expenses	200,397	171,810	157,912	216,646	188,176	12,221	530,119	553,286	(23,167)
Investment related gains, net	581	776	676	41,114	12,832	(12,251)	2,033	103,229	(101,196)
Other revenue	53,735	24,065	22,959	22,458	26,899	26,836	100,759	76,324	24,435
Total revenues	261,598	203,350	186,739	285,715	234,330	27,268	651,687	751,025	(99,338)

Benefits and expenses:
Claims and other policy benefits	46,995	22,590	15,945	24,449	11,959	35,036	85,530	53,998	31,532
Interest credited	110,673	74,810	54,212	118,980	94,120	16,553	239,695	260,941	(21,246)
Policy acquisition costs and other insurance expenses	30,519	37,939	62,035	53,201	54,441	(23,922)	130,493	176,305	(45,812)
Other operating expenses	7,921	7,171	7,285	8,275	6,684	1,237	22,377	19,883	2,494
Total benefits and expenses	196,108	142,510	139,477	204,905	167,204	28,904	478,095	511,127	(33,032)

Income before income taxes	$65,490	$60,840	$47,262	$80,810	$67,126	$(1,636)	$173,592	$239,898	$(66,306)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$6,885	$6,699	$5,192	$5,497	$6,423	$462	$18,776	$18,186	$590
Investment income, net of related expenses	200,982	159,165	168,227	213,604	180,985	19,997	528,374	541,341	(12,967)
Other revenue	53,735	24,065	22,959	22,458	26,899	26,836	100,759	76,324	24,435
Total revenues	261,602	189,929	196,378	241,559	214,307	47,295	647,909	635,851	12,058

Benefits and expenses:
Claims and other policy benefits	46,995	22,590	15,945	24,449	11,959	35,036	85,530	53,998	31,532
Interest credited	112,275	74,245	82,775	122,575	95,487	16,788	269,295	297,606	(28,311)
Policy acquisition costs and other insurance expenses	30,629	36,184	40,711	30,971	27,596	3,033	107,524	90,255	17,269
Other operating expenses	7,921	7,171	7,285	8,275	6,684	1,237	22,377	19,883	2,494
Total benefits and expenses	197,820	140,190	146,716	186,270	141,726	56,094	484,726	461,742	22,984

Adjusted operating income before income taxes	$63,782	$49,739	$49,662	$55,289	$72,581	$(8,799)	$163,183	$174,109	$(10,926)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive (Continued) (USD millions)

	Three Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2018	2018	2018	2017	2017
Annuity account values:
Fixed annuities (deferred)	$7,447	$7,101	$7,165	$6,607	$6,692

Net interest spread (fixed annuities)	1.8%	1.7%	1.6%	2.3%	2.0%

Equity-indexed annuities	$3,873	$3,931	$4,022	$4,126	$4,144

Variable annuities account values
No riders	$870	$877	$890	$950	$940
GMDB only	179	177	178	182	180
GMIB only	24	24	23	24	23
GMAB only	10	13	16	22	25
GMWB only	1,244	1,268	1,299	1,366	1,361
GMDB / WB	309	318	327	343	340
Other	23	24	28	31	33
Total variable annuities account values	$2,659	$2,701	$2,761	$2,918	$2,902

Fair value of liabilities associated with living benefit riders	$90	$122	$138	$152	$168

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$945	$955	$882	$858	$872

Bank-owned life insurance (BOLI)	$593	$589	$586	$584	$581

Other asset-intensive business	$59	$60	$61	$62	$63

Future policy benefits associated with:

Payout annuities	$5,004	$2,247	$2,255	$2,271	$2,284

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Investment income, net of related expenses	$1,491	$1,504	$1,822	$2,040	$2,984	$(1,493)	$4,817	$6,501	$(1,684)
Other revenue	27,759	25,094	24,791	27,631	26,856	903	77,644	77,466	178
Total revenues	29,250	26,598	26,613	29,671	29,840	(590)	82,461	83,967	(1,506)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,324	2,609	4,000	5,570	5,674	(350)	11,933	17,234	(5,301)
Other operating expenses	2,343	2,441	2,454	3,016	2,174	169	7,238	6,942	296
Total benefits and expenses	7,667	5,050	6,454	8,586	7,848	(181)	19,171	24,176	(5,005)

Income before income taxes	$21,583	$21,548	$20,159	$21,085	$21,992	$(409)	$63,290	$59,791	$3,499

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Investment income, net of related expenses	$1,491	$1,504	$1,822	$2,040	$2,984	$(1,493)	$4,817	$6,501	$(1,684)
Other revenue	27,759	25,094	24,791	27,631	26,856	903	77,644	77,466	178
Total revenues	29,250	26,598	26,613	29,671	29,840	(590)	82,461	83,967	(1,506)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,324	2,609	4,000	5,570	5,674	(350)	11,933	17,234	(5,301)
Other operating expenses	2,343	2,441	2,454	3,016	2,174	169	7,238	6,942	296
Total benefits and expenses	7,667	5,050	6,454	8,586	7,848	(181)	19,171	24,176	(5,005)

Adjusted operating income before income taxes	$21,583	$21,548	$20,159	$21,085	$21,992	$(409)	$63,290	$59,791	$3,499

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$243,105	$260,750	$252,723	$238,993	$225,841	$17,264	$756,578	$662,983	$93,595
Investment income, net of related expenses	50,145	49,535	50,584	48,089	51,593	(1,448)	150,264	140,929	9,335
Investment related gains (losses), net	2,484	446	(731)	1,798	2,380	104	2,199	8,821	(6,622)
Other revenue	228	1,468	(257)	(3)	1,281	(1,053)	1,439	1,910	(471)
Total revenues	295,962	312,199	302,319	288,877	281,095	14,867	910,480	814,643	95,837

Benefits and expenses:
Claims and other policy benefits	210,292	223,935	212,825	191,665	193,978	16,314	647,052	566,227	80,825
Interest credited	6	21	5	5	6	—	32	15	17
Policy acquisition costs and other insurance expenses	56,224	58,541	57,032	48,881	50,023	6,201	171,797	143,302	28,495
Other operating expenses	8,291	7,897	8,750	9,061	8,299	(8)	24,938	24,146	792
Total benefits and expenses	274,813	290,394	278,612	249,612	252,306	22,507	843,819	733,690	110,129

Income before income taxes	$21,149	$21,805	$23,707	$39,265	$28,789	$(7,640)	$66,661	$80,953	$(14,292)

Loss and expense ratios:
Loss ratios (creditor business)	27.2%	26.3%	27.0%	24.6%	22.8%	4.4%	26.8%	25.8%	1.0%
Loss ratios (excluding creditor business)	94.7%	94.4%	92.2%	90.6%	99.2%	(4.5)%	93.8%	97.6%	(3.8)%
Claims and other policy benefits / (net premiums + investment income)	71.7%	72.2%	70.2%	66.8%	69.9%	1.8%	71.4%	70.4%	1.0%
Policy acquisition costs and other insurance expenses (creditor business)	64.2%	66.5%	65.2%	69.2%	66.7%	(2.5)%	65.4%	66.0%	(0.6)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	17.4%	16.2%	16.6%	11.3%	12.7%	4.7%	16.7%	12.6%	4.1%
Other operating expenses	3.4%	3.0%	3.5%	3.8%	3.7%	(0.3)%	3.3%	3.6%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(10,468)	$10,222	$10,846	$11,467	$8,992	$(19,460)	$10,600	$7,003	$3,597
Income (loss) before income taxes	$(1,075)	$579	$1,416	$1,852	$1,508	$(2,583)	$920	$1,387	$(467)

Creditor reinsurance net premiums	$29,521	$32,453	$31,093	$37,819	$39,445	$(9,924)	$93,067	$112,308	$(19,241)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Canada Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$243,105	$260,750	$252,723	$238,993	$225,841	$17,264	$756,578	$662,983	$93,595
Investment income, net of related expenses	50,174	49,080	50,561	47,998	51,341	(1,167)	149,815	140,514	9,301
Investment related gains, net	1,258	1,258	1,142	1,242	1,204	54	3,658	3,598	60
Other revenue	228	1,468	(257)	(3)	1,281	(1,053)	1,439	1,910	(471)
Total revenues	294,765	312,556	304,169	288,230	279,667	15,098	911,490	809,005	102,485

Benefits and expenses:
Claims and other policy benefits	210,292	223,935	212,825	191,665	193,978	16,314	647,052	566,227	80,825
Interest credited	6	21	5	5	6	—	32	15	17
Policy acquisition costs and other insurance expenses	56,224	58,541	57,032	48,881	50,023	6,201	171,797	143,302	28,495
Other operating expenses	8,291	7,897	8,750	9,061	8,299	(8)	24,938	24,146	792
Total benefits and expenses	274,813	290,394	278,612	249,612	252,306	22,507	843,819	733,690	110,129

Adjusted operating income before income taxes	$19,952	$22,162	$25,557	$38,618	$27,361	$(7,409)	$67,671	$75,315	$(7,644)

Loss and expense ratios:
Loss ratios (creditor business)	27.2%	26.3%	27.0%	24.6%	22.8%	4.4%	26.8%	25.8%	1.0%
Loss ratios (excluding creditor business)	94.7%	94.4%	92.2%	90.6%	99.2%	(4.5)%	93.8%	97.6%	(3.8)%
Claims and other policy benefits / (net premiums + investment income)	71.7%	72.3%	70.2%	66.8%	70.0%	1.7%	71.4%	70.5%	0.9%
Policy acquisition costs and other insurance expenses (creditor business)	64.2%	66.5%	65.2%	69.2%	66.7%	(2.5)%	65.4%	66.0%	(0.6)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	17.4%	16.2%	16.6%	11.3%	12.7%	4.7%	16.7%	12.6%	4.1%
Other operating expenses	3.4%	3.0%	3.5%	3.8%	3.7%	(0.3)%	3.3%	3.6%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(10,468)	$10,222	$10,846	$11,467	$8,992	$(19,460)	$10,600	$7,003	$3,597
Adjusted operating income (loss) before income taxes	$(1,022)	$600	$1,512	$1,820	$1,433	$(2,455)	$1,090	$1,331	$(241)

Creditor reinsurance net premiums	$29,521	$32,453	$31,093	$37,819	$39,445	$(9,924)	$93,067	$112,308	$(19,241)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$10,681	$10,955	$11,305	$9,631	$9,874	$807	$32,941	$28,598	$4,343
Investment income, net of related expenses	415	330	115	1,600	1,120	(705)	860	3,515	(2,655)
Other revenue	1,072	804	1,357	1,467	1,436	(364)	3,233	4,127	(894)
Total revenues	12,168	12,089	12,777	12,698	12,430	(262)	37,034	36,240	794

Benefits and expenses:
Claims and other policy benefits	10,003	7,915	9,115	7,751	7,170	2,833	27,033	21,888	5,145
Policy acquisition costs and other insurance expenses	190	292	96	218	221	(31)	578	571	7
Other operating expenses	329	338	375	575	567	(238)	1,042	1,292	(250)
Total benefits and expenses	10,522	8,545	9,586	8,544	7,958	2,564	28,653	23,751	4,902

Income before income taxes	$1,646	$3,544	$3,191	$4,154	$4,472	$(2,826)	$8,381	$12,489	$(4,108)

Foreign currency effect on (2):
Net premiums	$(459)	$436	$501	$462	$387	$(846)	$478	$420	$58
Income (loss) before income taxes	$(71)	$146	$188	$195	$159	$(230)	$263	$218	$45

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$10,681	$10,955	$11,305	$9,631	$9,874	$807	$32,941	$28,598	$4,343
Investment income, net of related expenses	415	330	115	1,600	1,120	(705)	860	3,515	(2,655)
Other revenue	1,072	804	1,357	1,467	1,436	(364)	3,233	4,127	(894)
Total revenues	12,168	12,089	12,777	12,698	12,430	(262)	37,034	36,240	794

Benefits and expenses:
Claims and other policy benefits	10,003	7,915	9,115	7,751	7,170	2,833	27,033	21,888	5,145
Policy acquisition costs and other insurance expenses	190	292	96	218	221	(31)	578	571	7
Other operating expenses	329	338	375	575	567	(238)	1,042	1,292	(250)
Total benefits and expenses	10,522	8,545	9,586	8,544	7,958	2,564	28,653	23,751	4,902

Adjusted operating income before income taxes	$1,646	$3,544	$3,191	$4,154	$4,472	$(2,826)	$8,381	$12,489	$(4,108)

Foreign currency effect on (2):
Net premiums	$(459)	$436	$501	$462	$387	$(846)	$478	$420	$58
Adjusted operating income (loss) before income taxes	$(71)	$146	$188	$195	$159	$(230)	$263	$218	$45

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$340,414	$354,534	$375,729	$321,907	$344,211	$(3,797)	$1,070,677	$979,733	$90,944
Investment income, net of related expenses	16,190	17,087	15,764	14,479	14,727	1,463	49,041	41,032	8,009
Investment related gains, net	—	—	9	45	—	—	9	7	2
Other revenue	455	917	2,280	666	2,034	(1,579)	3,652	4,206	(554)
Total revenues	357,059	372,538	393,782	337,097	360,972	(3,913)	1,123,379	1,024,978	98,401

Benefits and expenses:
Claims and other policy benefits	291,442	310,187	326,802	249,735	285,071	6,371	928,431	846,476	81,955
Policy acquisition costs and other insurance expenses	21,817	29,961	25,552	25,880	35,751	(13,934)	77,330	66,263	11,067
Other operating expenses	25,430	25,922	26,007	31,747	24,729	701	77,359	71,488	5,871
Total benefits and expenses	338,689	366,070	378,361	307,362	345,551	(6,862)	1,083,120	984,227	98,893

Income before income taxes	$18,370	$6,468	$15,421	$29,735	$15,421	$2,949	$40,259	$40,751	$(492)

Loss and expense ratios:
Claims and other policy benefits	85.6%	87.5%	87.0%	77.6%	82.8%	2.8%	86.7%	86.4%	0.3%
Policy acquisition costs and other insurance expenses	6.4%	8.5%	6.8%	8.0%	10.4%	(4.0)%	7.2%	6.8%	0.4%
Other operating expenses	7.5%	7.3%	6.9%	9.9%	7.2%	0.3%	7.2%	7.3%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(6,362)	$18,659	$40,308	$19,482	$7,297	$(13,659)	$52,605	$(27,811)	$80,416
Income (loss) before income taxes	$(363)	$978	$1,801	$2,037	$703	$(1,066)	$2,416	$(540)	$2,956

Critical illness net premiums	$45,601	$47,851	$48,898	$47,322	$48,985	$(3,384)	$142,350	$144,172	$(1,822)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$340,414	$354,534	$375,729	$321,907	$344,211	$(3,797)	$1,070,677	$979,733	$90,944
Investment income, net of related expenses	16,190	17,087	15,764	14,479	14,727	1,463	49,041	41,032	8,009
Other revenue	455	917	2,280	666	2,034	(1,579)	3,652	4,206	(554)
Total revenues	357,059	372,538	393,773	337,052	360,972	(3,913)	1,123,370	1,024,971	98,399

Benefits and expenses:
Claims and other policy benefits	291,442	310,187	326,802	249,735	285,071	6,371	928,431	846,476	81,955
Policy acquisition costs and other insurance expenses	21,817	29,961	25,552	25,880	35,751	(13,934)	77,330	66,263	11,067
Other operating expenses	25,430	25,922	26,007	31,747	24,729	701	77,359	71,488	5,871
Total benefits and expenses	338,689	366,070	378,361	307,362	345,551	(6,862)	1,083,120	984,227	98,893

Adjusted operating income before income taxes	$18,370	$6,468	$15,412	$29,690	$15,421	$2,949	$40,250	$40,744	$(494)

Loss and expense ratios:
Claims and other policy benefits	85.6%	87.5%	87.0%	77.6%	82.8%	2.8%	86.7%	86.4%	0.3%
Policy acquisition costs and other insurance expenses	6.4%	8.5%	6.8%	8.0%	10.4%	(4.0)%	7.2%	6.8%	0.4%
Other operating expenses	7.5%	7.3%	6.9%	9.9%	7.2%	0.3%	7.2%	7.3%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(6,362)	$18,659	$40,308	$19,482	$7,297	$(13,659)	$52,605	$(27,811)	$80,416
Adjusted operating income (loss) before income taxes	$(363)	$978	$1,801	$2,033	$704	$(1,067)	$2,416	$(539)	$2,955

Critical illness net premiums	$45,601	$47,851	$48,898	$47,322	$48,985	$(3,384)	$142,350	$144,172	$(1,822)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$49,104	$49,135	$47,979	$43,911	$39,294	$9,810	$146,218	$119,809	$26,409
Investment income, net of related expenses	37,548	40,330	31,932	34,656	30,892	6,656	109,810	88,602	21,208
Investment related gains (losses), net	(87)	5,858	3,352	(2,738)	1,192	(1,279)	9,123	8,225	898
Other revenue	5,099	5,352	4,880	4,807	5,663	(564)	15,331	13,799	1,532
Total revenues	91,664	100,675	88,143	80,636	77,041	14,623	280,482	230,435	50,047

Benefits and expenses:
Claims and other policy benefits	24,211	21,854	42,471	34,415	35,648	(11,437)	88,536	108,381	(19,845)
Interest credited	2,402	4,127	(2,652)	4,781	2,475	(73)	3,877	6,297	(2,420)
Policy acquisition costs and other insurance expenses	814	1,054	1,080	763	327	487	2,948	1,070	1,878
Other operating expenses	8,032	8,271	8,080	8,939	7,638	394	24,383	22,911	1,472
Total benefits and expenses	35,459	35,306	48,979	48,898	46,088	(10,629)	119,744	138,659	(18,915)

Income before income taxes	$56,205	$65,369	$39,164	$31,738	$30,953	$25,252	$160,738	$91,776	$68,962

Foreign currency effect on (2):
Net premiums	$(241)	$2,987	$5,368	$2,922	$56	$(297)	$8,114	$(10,491)	$18,605
Income (loss) before income taxes	$(676)	$3,339	$4,318	$2,108	$130	$(806)	$6,981	$(7,927)	$14,908

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$49,104	$49,135	$47,979	$43,911	$39,294	$9,810	$146,218	$119,809	$26,409
Investment income, net of related expenses	35,146	36,203	34,584	29,875	28,417	6,729	105,933	82,305	23,628
Other revenue	5,238	5,339	4,956	4,848	5,570	(332)	15,533	13,922	1,611
Total revenues	89,488	90,677	87,519	78,634	73,281	16,207	267,684	216,036	51,648

Benefits and expenses:
Claims and other policy benefits	24,211	21,854	42,471	34,415	35,648	(11,437)	88,536	108,381	(19,845)
Policy acquisition costs and other insurance expenses	814	1,054	1,080	763	327	487	2,948	1,070	1,878
Other operating expenses	8,032	8,271	8,080	8,939	7,638	394	24,383	22,911	1,472
Total benefits and expenses	33,057	31,179	51,631	44,117	43,613	(10,556)	115,867	132,362	(16,495)

Adjusted operating income before income taxes	$56,431	$59,498	$35,888	$34,517	$29,668	$26,763	$151,817	$83,674	$68,143

Foreign currency effect on (2):
Net premiums	$(241)	$2,987	$5,368	$2,922	$56	$(297)	$8,114	$(10,491)	$18,605
Adjusted operating income (loss) before income taxes	$(687)	$3,050	$3,965	$2,311	$136	$(823)	$6,328	$(6,913)	$13,241

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$551,695	$538,799	$589,513	$495,439	$536,931	$14,764	$1,680,007	$1,557,590	$122,417
Investment income, net of related expenses	23,169	24,076	24,600	23,570	23,858	(689)	71,845	68,105	3,740
Investment related gains (losses), net	—	—	8	(10)	—	—	8	—	8
Other revenue	3,171	7,645	418	63,268	871	2,300	11,234	2,724	8,510
Total revenues	578,035	570,520	614,539	582,267	561,660	16,375	1,763,094	1,628,419	134,675

Benefits and expenses:
Claims and other policy benefits	431,570	435,592	495,194	414,637	442,358	(10,788)	1,362,356	1,221,091	141,265
Policy acquisition costs and other insurance expenses	42,063	37,584	58,782	97,575	55,891	(13,828)	138,429	180,007	(41,578)
Other operating expenses	42,395	38,482	37,676	42,843	36,847	5,548	118,553	105,747	12,806
Total benefits and expenses	516,028	511,658	591,652	555,055	535,096	(19,068)	1,619,338	1,506,845	112,493

Income before income taxes	$62,007	$58,862	$22,887	$27,212	$26,564	$35,443	$143,756	$121,574	$22,182

Loss and expense ratios:
Claims and other policy benefits	78.2%	80.8%	84.0%	83.7%	82.4%	(4.2)%	81.1%	78.4%	2.7%
Policy acquisition costs and other insurance expenses	7.6%	7.0%	10.0%	19.7%	10.4%	(2.8)%	8.2%	11.6%	(3.4)%
Other operating expenses	7.7%	7.1%	6.4%	8.6%	6.9%	0.8%	7.1%	6.8%	0.3%

Foreign currency effect on (1):
Net premiums	$(14,915)	$9,195	$21,345	$8,512	$1,030	$(15,945)	$15,625	$14,161	$1,464
Income (loss) before income taxes	$1,181	$(66)	$954	$(1,066)	$(954)	$2,135	$2,069	$(364)	$2,433

Critical illness net premiums	$191,099	$180,852	$235,721	$136,246	$158,612	$32,487	$607,672	$474,799	$132,873

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$551,695	$538,799	$589,513	$495,439	$536,931	$14,764	$1,680,007	$1,557,590	$122,417
Investment income, net of related expenses	23,169	24,076	24,600	23,570	23,858	(689)	71,845	68,105	3,740
Investment related gains (losses), net	(1)	—	3	5	—	(1)	2	—	2
Other revenue	3,171	7,645	418	63,268	871	2,300	11,234	2,724	8,510
Total revenues	578,034	570,520	614,534	582,282	561,660	16,374	1,763,088	1,628,419	134,669

Benefits and expenses:
Claims and other policy benefits	431,570	435,592	495,194	414,637	442,358	(10,788)	1,362,356	1,221,091	141,265
Policy acquisition costs and other insurance expenses	42,063	37,584	58,782	97,575	55,891	(13,828)	138,429	180,007	(41,578)
Other operating expenses	42,395	38,482	37,676	42,843	36,847	5,548	118,553	105,747	12,806
Total benefits and expenses	516,028	511,658	591,652	555,055	535,096	(19,068)	1,619,338	1,506,845	112,493

Adjusted operating income before income taxes	$62,006	$58,862	$22,882	$27,227	$26,564	$35,442	$143,750	$121,574	$22,176

Loss and expense ratios:
Claims and other policy benefits	78.2%	80.8%	84.0%	83.7%	82.4%	(4.2)%	81.1%	78.4%	2.7%
Policy acquisition costs and other insurance expenses	7.6%	7.0%	10.0%	19.7%	10.4%	(2.8)%	8.2%	11.6%	(3.4)%
Other operating expenses	7.7%	7.1%	6.4%	8.6%	6.9%	0.8%	7.1%	6.8%	0.3%

Foreign currency effect on (1):
Net premiums	$(14,915)	$9,195	$21,345	$8,512	$1,030	$(15,945)	$15,625	$14,161	$1,464
Adjusted operating income (loss) before income taxes	$1,181	$(66)	$916	$(1,059)	$(954)	$2,135	$2,031	$(364)	$2,395

Critical illness net premiums	$191,099	$180,852	$235,721	$136,246	$158,612	$32,487	$607,672	$474,799	$132,873

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$75	$30	$678	$325	$19	$56	$783	$2,094	$(1,311)
Investment income, net of related expenses	10,145	10,184	10,394	9,867	10,556	(411)	30,723	24,662	6,061
Investment related gains (losses), net	(438)	1,904	3,467	2,413	758	(1,196)	4,933	11,525	(6,592)
Other revenue	6,385	5,874	5,307	5,802	5,599	786	17,566	17,087	479
Total revenues	16,167	17,992	19,846	18,407	16,932	(765)	54,005	55,368	(1,363)

Benefits and expenses:
Claims and other policy benefits	3,894	2,405	4,468	3,850	6,110	(2,216)	10,767	14,170	(3,403)
Interest credited	6,875	6,660	6,394	6,852	7,026	(151)	19,929	15,595	4,334
Policy acquisition costs and other insurance expenses	786	728	1,197	1,000	653	133	2,711	4,111	(1,400)
Other operating expenses	4,406	4,061	3,766	4,595	3,372	1,034	12,233	10,472	1,761
Total benefits and expenses	15,961	13,854	15,825	16,297	17,161	(1,200)	45,640	44,348	1,292

Income (loss) before income taxes	$206	$4,138	$4,021	$2,110	$(229)	$435	$8,365	$11,020	$(2,655)

Foreign currency effect on (2):
Net premiums	$—	$—	$36	$(5)	$(1)	$1	$36	$—	$36
Income (loss) before income taxes	$(41)	$38	$98	$242	$139	$(180)	$95	$102	$(7)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$75	$30	$678	$325	$19	$56	$783	$2,094	$(1,311)
Investment income, net of related expenses	10,145	10,184	10,394	9,867	10,556	(411)	30,723	24,662	6,061
Investment related gains, net	695	630	724	1,005	742	(47)	2,049	2,435	(386)
Other revenue	6,385	5,874	5,307	5,802	5,599	786	17,566	17,087	479
Total revenues	17,300	16,718	17,103	16,999	16,916	384	51,121	46,278	4,843

Benefits and expenses:
Claims and other policy benefits	3,894	2,405	4,468	3,850	6,110	(2,216)	10,767	14,170	(3,403)
Interest credited	6,875	6,660	6,394	6,852	7,026	(151)	19,929	15,595	4,334
Policy acquisition costs and other insurance expenses	786	728	1,197	1,000	653	133	2,711	4,111	(1,400)
Other operating expenses	4,406	4,061	3,766	4,595	3,372	1,034	12,233	10,472	1,761
Total benefits and expenses	15,961	13,854	15,825	16,297	17,161	(1,200)	45,640	44,348	1,292

Adjusted operating income (loss) before income taxes	$1,339	$2,864	$1,278	$702	$(245)	$1,584	$5,481	$1,930	$3,551

Foreign currency effect on (2):
Net premiums	$—	$—	$36	$(5)	$(1)	$1	$36	$—	$36
Adjusted operating income (loss) before income taxes	$(34)	$66	$(42)	$158	$181	$(215)	$(10)	$16	$(26)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$7	$10	$10	$4	$23	$(16)	$27	$109	$(82)
Investment income, net of related expenses	51,846	32,727	40,146	40,423	41,108	10,738	124,719	108,576	16,143
Investment related gains (losses), net	(22,524)	(23,281)	(8,934)	(12,799)	6,994	(29,518)	(54,739)	7,856	(62,595)
Other revenue	8,509	6,344	8,033	1,860	1,502	7,007	22,886	9,126	13,760
Total revenues	37,838	15,800	39,255	29,488	49,627	(11,789)	92,893	125,667	(32,774)

Benefits and expenses:
Claims and other policy benefits	24	108	320	(9)	(15)	39	452	(1)	453
Interest credited	3,015	2,717	2,210	1,936	1,799	1,216	7,942	4,420	3,522
Policy acquisition costs and other insurance income	(30,531)	(30,496)	(30,512)	(27,947)	(26,848)	(3,683)	(91,539)	(80,694)	(10,845)
Other operating expenses	64,896	66,270	62,960	83,655	45,601	19,295	194,126	124,114	70,012
Interest expense	33,290	37,025	37,454	37,435	36,836	(3,546)	107,769	108,590	(821)
Collateral finance and securitization expense	7,467	7,440	7,602	7,401	7,692	(225)	22,509	21,235	1,274
Total benefits and expenses	78,161	83,064	80,034	102,471	65,065	13,096	241,259	177,664	63,595

Loss before income taxes	$(40,323)	$(67,264)	$(40,779)	$(72,983)	$(15,438)	$(24,885)	$(148,366)	$(51,997)	$(96,369)

Foreign currency effect on (1):
Income (loss) before income taxes	$(636)	$762	$156	$766	$379	$(1,015)	$282	$93	$189

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$7	$10	$10	$4	$23	$(16)	$27	$109	$(82)
Investment income, net of related expenses	51,846	32,727	40,146	40,423	41,108	10,738	124,719	108,576	16,143
Investment related gains, net	434	632	908	547	755	(321)	1,974	2,127	(153)
Other revenue	7,817	6,834	8,033	1,860	1,493	6,324	22,684	9,065	13,619
Total revenues	60,104	40,203	49,097	42,834	43,379	16,725	149,404	119,877	29,527

Benefits and expenses:
Claims and other policy benefits	24	108	320	(9)	(15)	39	452	(1)	453
Interest credited	3,015	2,717	2,210	1,936	1,799	1,216	7,942	4,420	3,522
Policy acquisition costs and other insurance income	(30,531)	(30,496)	(30,512)	(27,947)	(26,848)	(3,683)	(91,539)	(80,694)	(10,845)
Other operating expenses	64,896	66,270	62,960	83,655	45,601	19,295	194,126	124,114	70,012
Interest expense	33,290	37,025	37,454	37,435	36,836	(3,546)	107,769	108,590	(821)
Collateral finance and securitization expense	7,467	7,440	7,602	7,401	7,692	(225)	22,509	21,235	1,274
Total benefits and expenses	78,161	83,064	80,034	102,471	65,065	13,096	241,259	177,664	63,595

Adjusted operating loss before income taxes	$(18,057)	$(42,861)	$(30,937)	$(59,637)	$(21,686)	$3,629	$(91,855)	$(57,787)	$(34,068)

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$(558)	$463	$34	$644	$417	$(975)	$(61)	$248	$(309)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
U.S. and Latin America:
Traditional	$116,328	$71,978	$2,892	$92,368	$160,512	$(44,184)	$191,198	$281,066	$(89,868)
Financial Solutions:
Asset Intensive	65,490	60,840	47,262	80,810	67,126	(1,636)	173,592	239,898	(66,306)
Financial Reinsurance	21,583	21,548	20,159	21,085	21,992	(409)	63,290	59,791	3,499
Total U.S. and Latin America	203,401	154,366	70,313	194,263	249,630	(46,229)	428,080	580,755	(152,675)
Canada:
Canada Traditional	21,149	21,805	23,707	39,265	28,789	(7,640)	66,661	80,953	(14,292)
Canada Financial Solutions	1,646	3,544	3,191	4,154	4,472	(2,826)	8,381	12,489	(4,108)
Total Canada	22,795	25,349	26,898	43,419	33,261	(10,466)	75,042	93,442	(18,400)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	18,370	6,468	15,421	29,735	15,421	2,949	40,259	40,751	(492)
Europe, Middle East and Africa Financial Solutions	56,205	65,369	39,164	31,738	30,953	25,252	160,738	91,776	68,962
Total Europe, Middle East and Africa	74,575	71,837	54,585	61,473	46,374	28,201	200,997	132,527	68,470
Asia Pacific:
Asia Pacific Traditional	62,007	58,862	22,887	27,212	26,564	35,443	143,756	121,574	22,182
Asia Pacific Financial Solutions	206	4,138	4,021	2,110	(229)	435	8,365	11,020	(2,655)
Total Asia Pacific	62,213	63,000	26,908	29,322	26,335	35,878	152,121	132,594	19,527
Corporate and Other	(40,323)	(67,264)	(40,779)	(72,983)	(15,438)	(24,885)	(148,366)	(51,997)	(96,369)
Consolidated income before income taxes	$322,661	$247,288	$137,925	$255,494	$340,162	$(17,501)	$707,874	$887,321	$(179,447)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017		2018	2017	Change
U.S. and Latin America:
Traditional	$116,361	$68,253	$1,209	$93,782	$162,015	$(45,654)	$185,823	$281,258	$(95,435)
Financial Solutions:
Asset Intensive	63,782	49,739	49,662	55,289	72,581	(8,799)	163,183	174,109	(10,926)
Financial Reinsurance	21,583	21,548	20,159	21,085	21,992	(409)	63,290	59,791	3,499
Total U.S. and Latin America	201,726	139,540	71,030	170,156	256,588	(54,862)	412,296	515,158	(102,862)
Canada:
Canada Traditional	19,952	22,162	25,557	38,618	27,361	(7,409)	67,671	75,315	(7,644)
Canada Financial Solutions	1,646	3,544	3,191	4,154	4,472	(2,826)	8,381	12,489	(4,108)
Total Canada	21,598	25,706	28,748	42,772	31,833	(10,235)	76,052	87,804	(11,752)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	18,370	6,468	15,412	29,690	15,421	2,949	40,250	40,744	(494)
Europe, Middle East and Africa Financial Solutions	56,431	59,498	35,888	34,517	29,668	26,763	151,817	83,674	68,143
Total Europe, Middle East and Africa	74,801	65,966	51,300	64,207	45,089	29,712	192,067	124,418	67,649
Asia Pacific:
Asia Pacific Traditional	62,006	58,862	22,882	27,227	26,564	35,442	143,750	121,574	22,176
Asia Pacific Financial Solutions	1,339	2,864	1,278	702	(245)	1,584	5,481	1,930	3,551
Total Asia Pacific	63,345	61,726	24,160	27,929	26,319	37,026	149,231	123,504	25,727
Corporate and Other	(18,057)	(42,861)	(30,937)	(59,637)	(21,686)	3,629	(91,855)	(57,787)	(34,068)
Consolidated adjusted operating income before income taxes	$343,413	$250,077	$144,301	$245,427	$338,143	$5,270	$737,791	$793,097	$(55,306)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2018	2018	2018	2017	2017
Fixed maturity securities, available-for-sale (1)	$39,005,212	$36,784,954	$37,945,260	$38,150,820	$36,381,742
Equity securities (2)	101,069	108,070	103,983	100,152	112,931
Mortgage loans on real estate	4,779,074	4,558,669	4,437,994	4,400,533	4,322,329
Policy loans	1,320,050	1,339,252	1,346,930	1,357,624	1,340,146
Funds withheld at interest	5,976,301	5,981,092	6,005,892	6,083,388	6,020,336
Short-term investments	229,928	123,028	130,430	93,304	80,582
Other invested assets	1,706,979	1,605,562	1,512,147	1,505,332	1,419,592
Cash and cash equivalents	1,730,489	1,397,679	1,510,407	1,303,524	1,204,590
Total cash and invested assets	$54,849,102	$51,898,306	$52,993,043	$52,994,677	$50,882,248

(1) The Company holds the various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

(2) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the “2018 Notes” section on page 2.

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017		2018	2017	Change
Average invested assets at amortized cost (1)	$27,029,073	$26,899,416	$27,024,934	$26,351,089	$25,887,338	$1,141,735	$26,689,086	$25,136,119	$1,552,967
Net investment income (1)	$303,860	$285,832	$296,473	$283,989	$305,632	$(1,772)	$886,165	$863,724	$22,441
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.57%	4.32%	4.46%	4.38%	4.81%	(0.24)%	4.45%	4.61%	(0.16)%

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities (1)
(Excludes Funds Withheld Portfolios)

September 30, 2018
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$24,271,467	$594,444	$416,413	$24,449,498	62.7%	$—
Canadian governments	2,902,433	1,138,426	4,109	4,036,750	10.3%	—
RMBS	1,816,949	14,235	50,422	1,780,762	4.6%	—
ABS	1,867,650	10,312	14,945	1,863,017	4.8%	275
CMBS	1,282,015	8,403	16,884	1,273,534	3.3%	—
U.S. government	1,500,703	6,359	94,653	1,412,409	3.6%	—
State and political subdivisions	889,218	36,410	13,637	911,991	2.3%	—
Other foreign government	3,220,697	98,574	42,020	3,277,251	8.4%	—
Total fixed maturity securities	$37,751,132	$1,907,163	$653,083	$39,005,212	100.0%	$275

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the “2018 Notes” section on page 2.
Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity and Equity Securities (Excludes Funds Withheld Portfolios)

December 31, 2017
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$21,966,803	$1,299,594	$55,429	$23,210,968	60.9%	$—
Canadian governments	2,843,273	1,378,510	1,707	4,220,076	11.1%	—
RMBS	1,695,126	36,632	11,878	1,719,880	4.5%	—
ABS	1,634,758	18,798	5,194	1,648,362	4.3%	275
CMBS	1,285,594	22,627	4,834	1,303,387	3.4%	—
U.S. government	1,953,436	12,089	21,933	1,943,592	5.1%	—
State and political subdivisions	647,727	59,997	4,296	703,428	1.8%	—
Other foreign government	3,254,695	154,507	8,075	3,401,127	8.9%	—
Total fixed maturity securities	$35,281,412	$2,982,754	$113,346	$38,150,820	100.0%	$275

Non-redeemable preferred stock	$41,553	$479	$2,226	$39,806	39.7%
Other equity securities	61,288	479	1,421	60,346	60.3%
Total equity securities	$102,841	$958	$3,647	$100,152	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturity Securities by Sector (Excludes Funds Withheld Portfolios)

	September 30, 2018				December 31, 2017
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$4,524,145	$4,540,583	18.6%	A-	$4,353,995	$4,549,003	19.6%	A-
Brokerage/asset managers/exchanges	568,533	570,405	2.3%	A-	529,100	556,022	2.4%	A-
Finance companies	264,915	260,144	1.1%	BBB+	219,289	226,733	1.0%	BBB+
Insurance	2,266,202	2,264,630	9.3%	BBB+	1,864,357	1,989,990	8.6%	A-
REITs	692,019	691,090	2.8%	BBB+	714,489	738,979	3.2%	BBB+
Other finance	246,071	237,402	1.0%	A-	296,655	302,047	1.3%	A
Total financial institutions	$8,561,885	$8,564,254	35.1%		$7,977,885	$8,362,774	36.1%
Industrials
Basic	$1,201,055	$1,209,270	4.9%	BBB	$1,075,380	$1,137,668	4.9%	BBB
Capital goods	1,308,004	1,292,505	5.3%	BBB+	1,151,629	1,202,609	5.2%	BBB+
Communications	1,923,124	1,957,439	8.0%	BBB	2,006,383	2,133,924	9.2%	BBB
Consumer cyclical	1,131,350	1,141,197	4.7%	A-	1,249,776	1,301,978	5.6%	A-
Consumer noncyclical	2,546,292	2,573,888	10.5%	BBB+	2,243,126	2,396,115	10.3%	BBB+
Energy	2,112,286	2,157,825	8.8%	BBB+	1,871,898	1,994,951	8.6%	BBB+
Technology	749,282	753,752	3.1%	A-	676,245	705,682	3.0%	A
Transportation	1,320,926	1,326,038	5.4%	A-	1,065,994	1,122,892	4.8%	A-
Other Industrial	340,183	341,110	1.4%	A-	194,735	203,514	0.9%	BBB+
Total industrials	$12,632,502	$12,753,024	52.1%		$11,535,166	$12,199,333	52.5%
Utilities
Electric	$2,402,539	$2,430,794	9.9%	A-	$1,818,459	$1,951,774	8.4%	A-
Natural gas	398,717	407,231	1.7%	A-	354,958	381,873	1.6%	A-
Other utility	275,824	294,195	1.2%	A-	280,335	315,214	1.4%	BBB+
Total utilities	$3,077,080	$3,132,220	12.8%		$2,453,752	$2,648,861	11.4%
Total	$24,271,467	$24,449,498	100.0%	BBB+	$21,966,803	$23,210,968	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		September 30, 2018			June 30, 2018			March 31, 2018			December 31, 2017			September 30, 2017
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$24,627,894	$25,837,847	66.2%	$23,206,331	$24,697,276	67.2%	$23,699,901	$25,416,105	67.0%	$23,534,574	$25,762,103	67.5%	$22,095,642	$23,989,873	66.0%
2	BBB	11,466,201	11,526,902	29.6%	10,309,842	10,413,893	28.3%	10,502,621	10,816,607	28.5%	10,115,008	10,709,170	28.1%	10,233,331	10,792,989	29.7%
3	BB	1,187,035	1,168,627	3.0%	1,165,503	1,136,259	3.1%	1,209,542	1,211,330	3.2%	1,139,200	1,173,639	3.1%	1,107,086	1,143,449	3.1%
4	B	425,572	424,040	1.1%	501,101	488,648	1.3%	439,444	439,736	1.2%	408,990	420,284	1.1%	360,643	374,478	1.0%
5	CCC	27,341	30,106	0.1%	45,696	42,876	0.1%	45,617	43,929	0.1%	78,143	79,747	0.2%	86,984	74,093	0.2%
6	In or near default	17,089	17,690	—%	5,497	6,002	—%	16,580	17,553	—%	5,497	5,877	—%	6,282	6,860	—%
	Total	$37,751,132	$39,005,212	100.0%	$35,233,970	$36,784,954	100.0%	$35,913,705	$37,945,260	100.0%	$35,281,412	$38,150,820	100.0%	$33,889,968	$36,381,742	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
RMBS
Agency	$813,762	$795,873	$840,284	$833,587	$861,908	$861,214	$878,559	$896,977	$891,508	$917,589
Non-agency	1,003,187	984,889	997,032	987,627	929,099	925,934	816,567	822,903	753,871	761,716
Total	1,816,949	1,780,762	1,837,316	1,821,214	1,791,007	1,787,148	1,695,126	1,719,880	1,645,379	1,679,305
CMBS	1,282,015	1,273,534	1,249,616	1,242,509	1,281,452	1,281,933	1,285,594	1,303,387	1,293,296	1,313,322
ABS	1,867,650	1,863,017	1,711,099	1,708,824	1,727,810	1,734,722	1,634,758	1,648,362	1,680,918	1,694,568
Total	$4,966,614	$4,917,313	$4,798,031	$4,772,547	$4,800,269	$4,803,803	$4,615,478	$4,671,629	$4,619,593	$4,687,195

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$640,481	98.1%	$571,151	96.4%	$358,873	94.1%	$110,508	97.5%	$135,907	85.6%
20% or more for less than six months	309	—%	21,045	3.6%	20,232	5.3%	—	—%	3,407	2.1%
20% or more for six months or greater	12,293	1.9%	12	—%	2,360	0.6%	2,838	2.5%	19,490	12.3%
Total	$653,083	100.0%	$592,208	100.0%	$381,465	100.0%	$113,346	100.0%	$158,804	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity Securities Below Amortized Cost(1) (Excludes Funds Withheld Portfolios)

	As of September 30, 2018
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$10,117,970	$303,926	$1,290,804	$81,236	$11,408,774	$385,162
Canadian governments	58,816	1,211	107,167	2,736	165,983	3,947
RMBS	931,044	23,339	528,739	27,063	1,459,783	50,402
ABS	680,900	8,650	262,544	6,243	943,444	14,893
CMBS	555,716	8,304	207,943	8,580	763,659	16,884
U.S. government	197,114	3,913	1,002,661	90,740	1,199,775	94,653
State and political subdivisions	261,456	6,722	90,649	6,915	352,105	13,637
Other foreign government	1,034,417	24,666	297,566	11,062	1,331,983	35,728
Total investment grade securities	$13,837,433	$380,731	$3,788,073	$234,575	$17,625,506	$615,306

Below-investment grade securities:
Corporate	$539,521	$23,955	$77,675	$7,296	$617,196	$31,251
Canadian governments	2,328	162	—	—	2,328	162
RMBS	—	—	1,102	20	1,102	20
ABS	—	—	1,110	52	1,110	52
Other foreign government	140,692	5,931	6,410	361	147,102	6,292
Total below investment grade securities	$682,541	$30,048	$86,297	$7,729	$768,838	$37,777
Total fixed maturity securities	$14,519,974	$410,779	$3,874,370	$242,304	$18,394,344	$653,083

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the “2018 Notes” section on page 2.

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of December 31, 2017
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,886,212	$17,099	$1,009,750	$28,080	$2,895,962	$45,179
Canadian governments	18,688	91	111,560	1,596	130,248	1,687
RMBS	566,699	5,852	224,439	6,004	791,138	11,856
ABS	434,274	2,707	168,524	2,434	602,798	5,141
CMBS	220,401	1,914	103,269	2,920	323,670	4,834
U.S. government	800,298	6,177	767,197	15,756	1,567,495	21,933
State and political subdivisions	43,510	242	68,666	4,054	112,176	4,296
Other foreign government	369,717	2,707	191,265	4,704	560,982	7,411
Total investment grade securities	$4,339,799	$36,789	$2,644,670	$65,548	$6,984,469	$102,337

Below-investment grade securities:
Corporate	$194,879	$3,317	$75,731	$6,933	$270,610	$10,250
Canadian governments	1,995	20	—	—	1,995	20
RMBS	—	—	1,369	22	1,369	22
ABS	—	—	1,489	53	1,489	53
Other foreign government	28,600	113	15,134	551	43,734	664
Total below investment grade securities	$225,474	$3,450	$93,723	$7,559	$319,197	$11,009
Total fixed maturity securities	$4,565,273	$40,239	$2,738,393	$73,107	$7,303,666	$113,346

Equity securities:
Non-redeemable preferred stock	$82	$1	$26,471	$2,225	$26,553	$2,226
Other equity securities	5,820	1,023	47,251	398	$53,071	$1,421
Total equity securities	$5,902	$1,024	$73,722	$2,623	$79,624	$3,647

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017		2018	2017	Change
Fixed maturity securities available for sale (1):
Other-than-temporary impairment losses on fixed maturities	$(10,705)	$(3,350)	$—	$(21,659)	$(390)	$(10,315)	$(14,055)	$(20,980)	$6,925
Gain on investment activity	20,040	21,140	10,966	18,935	19,512	528	52,146	91,611	(39,465)
Loss on investment activity	(37,880)	(35,934)	(20,380)	(10,751)	(7,593)	(30,287)	(94,194)	(26,577)	(67,617)
Net gains (losses) on fixed maturity securities available for sale	(28,545)	(18,144)	(9,414)	(13,475)	11,529	(40,074)	(56,103)	44,054	(100,157)

Net gains (losses) on equity securities	7,297	(6,497)	(5,059)	(530)	(964)	8,261	(4,259)	(5,000)	741
Other impairment losses and change in mortgage loan provision	(6,566)	(1,357)	(312)	(277)	(2,446)	(4,120)	(8,235)	(9,220)	985
Other non-derivative gain, net	5,336	5,511	5,303	3,988	9,464	(4,128)	16,150	19,763	(3,613)

Free-standing derivatives:
Credit default swaps	4,689	1,084	(402)	2,744	4,137	552	5,371	15,374	(10,003)
Interest rate swaps - non-hedged	(12,228)	(8,600)	(26,571)	(1,040)	641	(12,869)	(47,399)	12,318	(59,717)
Interest rate swaps - hedged	(8)	(8)	(15)	156	(9)	1	(31)	(20)	(11)
Foreign currency swaps - hedged	574	1,435	2,373	1,216	220	354	4,382	764	3,618
Futures	(6,544)	(897)	129	(8,053)	(8,890)	2,346	(7,312)	(28,107)	20,795
CPI swaps	(4,223)	1,041	2,186	(2,289)	220	(4,443)	(996)	211	(1,207)
Equity options	(9,793)	(8,007)	2,593	(8,196)	(8,295)	(1,498)	(15,207)	(34,757)	19,550
Currency forwards	(58)	(262)	323	14	24	(82)	3	577	(574)
Bond forwards	—	—	—	633	183	(183)	—	142	(142)
Total free-standing derivatives	(27,591)	(14,214)	(19,384)	(14,815)	(11,769)	(15,822)	(61,189)	(33,498)	(27,691)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	(2,081)	8,805	13,611	37,870	23,044	(25,125)	20,335	106,854	(86,519)
GMXB	32,133	15,324	14,785	15,648	(6,205)	38,338	62,242	16,518	45,724
Total embedded derivatives	30,052	24,129	28,396	53,518	16,839	13,213	82,577	123,372	(40,795)

Net gain on total derivatives	2,461	9,915	9,012	38,703	5,070	(2,609)	21,388	89,874	(68,486)

Total investment related gains (losses), net	$(20,017)	$(10,572)	$(470)	$28,409	$22,653	$(42,670)	$(31,059)	$139,471	$(170,530)

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the “2018 Notes” section on page 2.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
U.S. & Latin America Traditional
Income before income taxes	$116,328	$71,978	$2,892	$92,368	$160,512	$(44,184)	$191,198	$281,066	$(89,868)
Investment and derivative (gains) losses (1)	90	41	10	(6)	8	82	141	7	134
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(57)	(3,766)	(1,693)	1,420	1,495	(1,552)	(5,516)	185	(5,701)
Adjusted operating income before income taxes	$116,361	$68,253	$1,209	$93,782	$162,015	$(45,654)	$185,823	$281,258	$(95,435)

U.S. & Latin America Asset Intensive
Income before income taxes	$65,490	$60,840	$47,262	$80,810	$67,126	$(1,636)	$173,592	$239,898	$(66,306)
Investment and derivative losses (1)	29,414	19,587	26,027	13,824	5,502	23,912	75,028	20,328	54,700
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	2,138	(5,039)	(11,918)	(39,290)	(24,539)	26,677	(14,819)	(107,039)	92,220
GMXB embedded derivatives (1)	(32,133)	(15,324)	(14,785)	(15,648)	6,205	(38,338)	(62,242)	(16,518)	(45,724)
Funds withheld (gains) losses - investment income	585	(12,645)	10,315	(3,042)	(7,191)	7,776	(1,745)	(11,945)	10,200
EIA embedded derivatives - interest credited	(1,602)	565	(28,563)	(3,595)	(1,367)	(235)	(29,600)	(36,665)	7,065
DAC offset, net	(110)	1,755	21,324	22,230	26,845	(26,955)	22,969	86,050	(63,081)
Adjusted operating income before income taxes	$63,782	$49,739	$49,662	$55,289	$72,581	$(8,799)	$163,183	$174,109	$(10,926)

U.S. & Latin America Financial Reinsurance
Income before income taxes	$21,583	$21,548	$20,159	$21,085	$21,992	$(409)	$63,290	$59,791	$3,499
Adjusted operating income before income taxes	$21,583	$21,548	$20,159	$21,085	$21,992	$(409)	$63,290	$59,791	$3,499

Total U.S. & Latin America
Income before income taxes	$203,401	$154,366	$70,313	$194,263	$249,630	$(46,229)	$428,080	$580,755	$(152,675)
Investment and derivative losses (1)	29,504	19,628	26,037	13,818	5,510	23,994	75,169	20,335	54,834
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	2,081	(8,805)	(13,611)	(37,870)	(23,044)	25,125	(20,335)	(106,854)	86,519
GMXB embedded derivatives (1)	(32,133)	(15,324)	(14,785)	(15,648)	6,205	(38,338)	(62,242)	(16,518)	(45,724)
Funds withheld (gains) losses - investment income	585	(12,645)	10,315	(3,042)	(7,191)	7,776	(1,745)	(11,945)	10,200
EIA embedded derivatives - interest credited	(1,602)	565	(28,563)	(3,595)	(1,367)	(235)	(29,600)	(36,665)	7,065
DAC offset, net	(110)	1,755	21,324	22,230	26,845	(26,955)	22,969	86,050	(63,081)
Adjusted operating income before income taxes	$201,726	$139,540	$71,030	$170,156	$256,588	$(54,862)	$412,296	$515,158	$(102,862)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Canada Traditional
Income before income taxes	$21,149	$21,805	$23,707	$39,265	$28,789	$(7,640)	$66,661	$80,953	$(14,292)
Investment and derivative (gains) losses (1)	(1,226)	812	1,873	(556)	(1,176)	(50)	1,459	(5,223)	6,682
Funds withheld (gains) losses - investment income	29	(455)	(23)	(91)	(252)	281	(449)	(415)	(34)
Adjusted operating income before income taxes	$19,952	$22,162	$25,557	$38,618	$27,361	$(7,409)	$67,671	$75,315	$(7,644)

Canada Financial Solutions
Income before income taxes	$1,646	$3,544	$3,191	$4,154	$4,472	$(2,826)	$8,381	$12,489	$(4,108)
Adjusted operating income before income taxes	$1,646	$3,544	$3,191	$4,154	$4,472	$(2,826)	$8,381	$12,489	$(4,108)

Europe, Middle East and Africa Traditional
Income before income taxes	$18,370	$6,468	$15,421	$29,735	$15,421	$2,949	$40,259	$40,751	$(492)
Investment and derivative losses (1)	—	—	(9)	(45)	—	—	(9)	(7)	(2)
Adjusted operating income before income taxes	$18,370	$6,468	$15,412	$29,690	$15,421	$2,949	$40,250	$40,744	$(494)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$56,205	$65,369	$39,164	$31,738	$30,953	$25,252	$160,738	$91,776	$68,962
Investment and derivative (gains) losses (1)	87	(5,858)	(3,352)	2,738	(1,192)	1,279	(9,123)	(8,225)	(898)
Investment (income) loss on unit-linked variable annuities	(2,402)	(4,127)	2,652	(4,781)	(2,475)	73	(3,877)	(6,297)	2,420
Interest credited on unit-linked variable annuities	2,402	4,127	(2,652)	4,781	2,475	(73)	3,877	6,297	(2,420)
Non-investment derivatives	139	(13)	76	41	(93)	232	202	123	79
Adjusted operating income before income taxes	$56,431	$59,498	$35,888	$34,517	$29,668	$26,763	$151,817	$83,674	$68,143

Asia Pacific Traditional
Income before income taxes	$62,007	$58,862	$22,887	$27,212	$26,564	$35,443	$143,756	$121,574	$22,182
Investment and derivative (gains) losses (1)	(1)	—	(5)	15	—	(1)	(6)	—	(6)
Adjusted operating income before income taxes	$62,006	$58,862	$22,882	$27,227	$26,564	$35,442	$143,750	$121,574	$22,176

Asia Pacific Financial Solutions
Income (loss) before income taxes	$206	$4,138	$4,021	$2,110	$(229)	$435	$8,365	$11,020	$(2,655)
Investment and derivative (gains) losses (1)	1,133	(1,274)	(2,743)	(1,408)	(16)	1,149	(2,884)	(9,090)	6,206
Adjusted operating income (loss) before income taxes	$1,339	$2,864	$1,278	$702	$(245)	$1,584	$5,481	$1,930	$3,551

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2018	2018	2018	2017	2017	Quarter	2018	2017	Change
Corporate and Other
Loss before income taxes	$(40,323)	$(67,264)	$(40,779)	$(72,983)	$(15,438)	$(24,885)	$(148,366)	$(51,997)	$(96,369)
Investment and derivative (gains) losses (1)	22,958	23,913	9,842	13,346	(6,239)	29,197	56,713	(5,729)	62,442
Non-investment derivatives	(692)	490	—	—	(9)	(683)	(202)	(61)	(141)
Adjusted operating loss before income taxes	$(18,057)	$(42,861)	$(30,937)	$(59,637)	$(21,686)	$3,629	$(91,855)	$(57,787)	$(34,068)

Consolidated
Income before income taxes	$322,661	$247,288	$137,925	$255,494	$340,162	$(17,501)	$707,874	$887,321	$(179,447)
Investment and derivative (gains) losses (1)	52,455	37,221	31,643	27,908	(3,113)	55,568	121,319	(7,939)	129,258
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	2,081	(8,805)	(13,611)	(37,870)	(23,044)	25,125	(20,335)	(106,854)	86,519
GMXB embedded derivatives (1)	(32,133)	(15,324)	(14,785)	(15,648)	6,205	(38,338)	(62,242)	(16,518)	(45,724)
Funds withheld (gains) losses - investment income	614	(13,100)	10,292	(3,133)	(7,443)	8,057	(2,194)	(12,360)	10,166
EIA embedded derivatives - interest credited	(1,602)	565	(28,563)	(3,595)	(1,367)	(235)	(29,600)	(36,665)	7,065
DAC offset, net	(110)	1,755	21,324	22,230	26,845	(26,955)	22,969	86,050	(63,081)
Investment (income) loss on unit-linked variable annuities	(2,402)	(4,127)	2,652	(4,781)	(2,475)	73	(3,877)	(6,297)	2,420
Interest credited on unit-linked variable annuities	2,402	4,127	(2,652)	4,781	2,475	(73)	3,877	6,297	(2,420)
Non-investment derivatives	(553)	477	76	41	(102)	(451)	—	62	(62)
Adjusted operating income before income taxes	$343,413	$250,077	$144,301	$245,427	$338,143	$5,270	$737,791	$793,097	$(55,306)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI (USD thousands except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2018	2018	2018	2017	2017

Stockholders’ equity	$8,579,323	$8,601,702	$9,008,261	$9,569,535	$8,097,118
Less effect of AOCI:
Accumulated currency translation adjustments	(119,298)	(142,187)	(87,510)	(86,350)	(104,456)
Unrealized appreciation of securities	982,352	1,198,338	1,567,057	2,200,661	1,770,903
Pension and postretirement benefits	(50,249)	(51,180)	(51,151)	(50,680)	(40,690)
Stockholders’ equity, excluding AOCI	$7,766,518	$7,596,731	$7,579,865	$7,505,904	$6,471,361

Reconciliation of Book Value Per Share to Book Value Per Share Excluding AOCI

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2018	2018	2018	2017	2017

Book value per share	$136.29	$135.09	$139.64	$148.48	$125.79
Less effect of AOCI:
Accumulated currency translation adjustments	(1.90)	(2.23)	(1.36)	(1.34)	(1.62)
Unrealized appreciation of securities	15.61	18.82	24.29	34.14	27.51
Pension and postretirement benefits	(0.79)	(0.81)	(0.78)	(0.78)	(0.64)
Book value per share, excluding AOCI	$123.37	$119.31	$117.49	$116.46	$100.54

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